Exhibit 10.65
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 23, 2014, by and among NORTHSTAR HEALTHCARE INCOME OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), NORTHSTAR HEALTHCARE INCOME, INC., a Maryland corporation (“REIT”), NRFC BLACKHAWK HOLDINGS, LLC, a Delaware limited liability company (“Blackhawk”), HILLTOPPER ASSISTED LIVING, LLC, a Kansas limited liability company (“Hilltopper”; REIT, Blackhawk and Hilltopper, collectively, the “Guarantors”) and KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders a party hereto (collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Agent and the Lender are parties to that certain Credit Agreement dated as of November 13, 2013, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of February 28, 2014 (the “First Amendment”), as further amended by that certain Second Amendment to Credit Agreement and Other Loan Documents dated as of August 28, 2014 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, collectively, the “Credit Agreement”);
WHEREAS, the REIT executed and delivered to Agent and the Lender that certain Unconditional Guaranty of Payment and Performance dated as of November 13, 2013, as amended by the First Amendment (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, collectively, the “Guaranty”);
WHEREAS, Blackhawk and Hilltopper have become a party to the Guaranty pursuant to the Joinder Agreement dated as of October 8, 2014; and
WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders have agreed to make certain modifications to the Credit Agreement.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.    Modifications of the Credit Agreement. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)    By deleting in its entirety the definition of “Appraisal” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:
“Appraisal. An MAI appraisal of the value of a parcel of Real Estate or other real estate, determined on an “as-is” value basis, performed by an independent appraiser selected by the Agent who is not an employee of REIT, the Borrower, any of their respective Subsidiaries, the Agent or a Lender, the form and substance of such appraisal and the identity of the appraiser to be in compliance with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto and all other regulatory laws and policies (both regulatory and internal) applicable to the Lenders and otherwise reasonably acceptable to the Agent.”
(b)    By deleting in its entirety the first (1st) sentence of §5.2(a) of the Credit Agreement and inserting in lieu thereof the following:
“The Agent shall on behalf of the Lenders obtain current Appraisals of each of the Mortgaged Properties and the real estate securing each Borrowing Base Loan, provided that such Appraisals shall be obtained not more frequently than once every twenty-four (24) months as to a particular Mortgaged Property or real estate securing each Borrowing Base Loan.”
(c)    By deleting in its entirety §7.20(a)(vii)(H) of the Credit Agreement, and inserting in lieu thereof the following:
“(H)    the current principal balance of the Borrowing Base Loan shall not exceed seventy-five percent (75%) of the “as-is” value of the real estate securing such Borrowing Base Loan, as determined by a recent Appraisal reasonably satisfactory to Agent;” and
(d)    By deleting in its entirety paragraph (u) of Schedule 5.3 to the Credit Agreement, and inserting in lieu thereof the following:
“(u)    Appraisal. An Appraisal of such Real Estate or real estate securing a Borrowing Base Loan, in form and substance satisfactory to the Agent and the Required Lenders as provided in §5.2 and dated not more than ninety (90) days prior to the inclusion of such Real Estate or Borrowing Base Loan in the Collateral.”
3.    References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent of Guarantors. By execution of this Amendment, each Guarantor hereby expressly consents to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents (including without limitation the Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lender as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)    Enforceability. This Amendment is the valid and legally binding obligation of Borrower and Guarantors enforceable in accordance with the terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date. The representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower or the Guarantors in connection therewith or after the date of the Credit Agreement were true and correct in all material respects when made and are true and correct in all material respects on the Effective Date; it being agreed that any representation or warranty which by its terms was made as of a specified date shall be required to be true and correct only as of such specified date.
(e)    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

6.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or the Lender, or any past or present officers, agents or employees of Agent or the Lender, and each of Borrower and each Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
7.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).
8.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
9.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
10.    Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of a counterpart of this Amendment duly executed by the Borrower, Guarantors, the Required Lenders and Agent. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby in accordance with §15 of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment as of the day and year first above written.
BORROWER:
NORTHSTAR HEALTHCARE INCOME OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	NorthStar Healthcare Income, Inc., its general partner
By: /s/ Ronald J. Lieberman___________________
Name: Ronald J. Lieberman___________________
Title: Executive Vice President, General Counsel and Secretary__________________________________

GUARANTORS:
NORTHSTAR HEALTHCARE INCOME, INC., a Maryland corporation
By: /s/ Ronald J. Lieberman_________________________
Name: Ronald J. Lieberman_________________________
Title: Executive Vice President, General Counsel and Secretary________________________________________
NRFC BLACKHAWK HOLDINGS, LLC, a Delaware limited liability company

By:	NorthStar Healthcare Income Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	NorthStar Healthcare Income, Inc., a Maryland corporation, its general partner

By: /s/ Ronald J. Lieberman_____________
Name: Ronald J. Lieberman_____________
Title: Executive Vice President, General Counsel and Secretary__________________

[Signature Page to Third Amendment to Credit Agreement – KeyBank/NorthStar]

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[Signature Page to Third Amendment to Credit Agreement – KeyBank/NorthStar]

HILLTOPPER ASSISTED LIVING, LLC, a Kansas limited liability company

By:	NRFC Grace Gardens Holdings, LLC, a Delaware limited liability company, its sole member

By:	NorthStar Healthcare Income Operating Partnership, LP, a Delaware limited partnership, its sole member

By:	NorthStar Healthcare Income, Inc., a Maryland corporation, its general partner

By: /s/ Ronald J. Lieberman_____________
Name: Ronald J. Lieberman_____________
Title: Executive Vice President, General Counsel and Secretary____________

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[Signature Page to Third Amendment to Credit Agreement – KeyBank/NorthStar]

LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ Brandon Taseff_______________________
Name: Brandon Taseff_______________________
Title: Vice President_________________________

RAYMOND JAMES BANK, N.A.
By: /s/ James M. Armstrong___________________
Name: James M. Armstrong___________________
Title: Senior Vice President___________________

COMERICA BANK
By: /s/ Chris Rice___________________________
Name: Chris Rice___________________________
Title:Vice President__________________________

[Signature Page to Third Amendment to Credit Agreement – KeyBank/NorthStar]